                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: September 18, 1999
                       Newcourt Funding Corporation 1999-1


    A New York           Commission File               I.R.S. Employer
    Corporation          No. 108-2255                  No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1999-1
Monthly Servicing Report
Determination Date:     September 18, 1999   Payment Date:    September 20, 1999
Collection Period:         August 31, 1999

Item 5. Other

I. Information Regarding the Contracts
        1. Contract Pool Principal Balance
           a. Beginning of Collection Period                      $1,835,868,028
           b. End of Collection Period                            $1,775,402,606
           c. Reduction for Collection Period                     $   60,465,422
        2. Delinquent Scheduled Payments
           a. Beginning of Collection Period                      $      -
           b. End of Collection Period                            $   16,889,899
        3. Liquidated Contracts
           a. Number of Liquidated Contracts
              with respect to Collection Period                               11
           b. Required Payoff Amounts of Liquidated Contracts     $      306,240
           c. Total Reserve for Liquidation Expenses              $      -
           d. Total Liquidation Proceeds Received (1)             $      -
           e. Liquidation Proceeds Allocated to Owner Trust       $      -
           f. Liquidation Proceeds Allocated to Depositor         $      -
           g. Current Realized Losses                             $      306,240
        4. Prepaid Contacts
           a. Number of Prepaid Contracts with respect
              to Collection Period                                           342
           b. Required Payoff Amounts of Prepaid Contracts        $    9,403,062
        5. Purchased Contracts (by TCC)
           a. Number of Contracts Purchased by TCC with
              respect to Collection Period                                     0
           b. Required Payoff Amounts of Purchased Contracts
        6. Delinquency Status of Contracts (End of
              Collection Period)                                  $     -



                              -----------------------------------------------------------------
                                                                              % of Aggregate
                              Number of       % of        Aggregate Required  Required Payoff
                              Contracts     Contracts       Payoff Amounts        Amounts
                              ------------------------------------------------------------------

           a. Current           81,440        94.90%        $1,687,221,928        94.14%
           b. 31-60 days         2,721         3.17%        $   59,908,208         3.34%
           c. 61-90 days         1,418         1.65%        $   36,192,440         2.02%
           d. 91-120 days          233         0.27%        $    8,810,544         0.49%
           e. 120+ days              9         0.01%        $      159,385         0.01%
           f. Total             85,821       100.00%        $1,792,292,505       100.00%

        7. Historical Delinquency Experience with Respect to Contracts

        -------------------------------------------------------------------------------------------------------
                             % of                    % of                    % of                   % of
                           Aggregate              Aggregate               Aggregate              Aggregate
                       Required Payoff        Required Payoff          Required Payoff        Required Payoff
                          Amounts                 Amounts                  Amounts                 Amounts
        Collection
         Periods     31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due    120+ Days Past Due
        -------------------------------------------------------------------------------------------------------

        8/31/99              3.34%                 2.02%                   0.49%                  0.01%



        8. Historical Loss Experience With Respect to Contracts

                                              --------------------------------------------------------------------------
                                               Collection    3 Collection       6 Collection Periods    Cumulative Since
                                                 Period     Periods Ending             Ending             Cut-off Date
                                                 July-99      July-99                  July-99
                                              --------------------------------------------------------------------------
           a. Number of Liquidated Contracts         11            11                      11                   11
           b. Number of Liquidated
              Contracts as a Percentage
              of Initial Contracts                0.013%        0.004%                 0.004%                0.004%
           c. Required Payoff Amounts of
              Liquidated Contracts              306,240       306,240                 306,240              306,240
           d. Liquidation Proceeds Allocated
              to Owner Trust                          0             0                       0                    0
           e. Aggregate Current Realized
              Losses                            306,240       306,240                 306,240              306,240
           f. Aggregate Current Realized
              Losses as a Percentage of
              Cut-off Date Contract Pool
              Principal Balance                   0.017%        0.017%                  0.017%               0.017%


 II.     Information Regarding the Securities
        1. Summary of Balance Information

----------------------------------------------------------------------------------------------------------------------------------
                                Principal Balance as of     Class Factor as of     Principal Balance as of    Class Factors as of
          Class       Coupon      September 20, 1999        September 20, 1999           August 16, 1999         August 16, 1999
                       Rate           Payment Date             Payment Date                Payment Date           Payment Date
----------------------------------------------------------------------------------------------------------------------------------
 a. Class A-1 Notes   5.971300%     $  412,467,510               0.00000                   $  458,967,007            1.00000
 b. Class A-2 Notes   6.310000%     $  183,586,801               0.89869                   $  183,586,801            1.00000
 c. Class A-3 Notes   5.592500%     $  679,271,171               1.00000                   $  679,271,171            1.00000
 d. Class A-4 Notes   7.180000%     $  318,523,103               1.00000                   $  318,523,103            1.00000
 e. Class A-5 Notes   6.990000%     $   65,447,184               1.00000                   $   67,009,183            1.00000
 f. Class B Notes     7.070000%     $   22,948,351               0.97669                   $   22,948,351            1.00000
 g. Class C Notes     7.210000%     $   50,486,371               1.00000                   $   50,486,371            1.00000
 h. Class D Notes     7.960000%     $   55,076,041               1.00000                   $   55,076,041            1.00000
 I. Total                N.A.       $1,787,806,532               1.00000                   $1,835,868,028            1.00000

         Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,787,806,532 and the CCA Balance is $100,972,742.


        2. Monthly Principal Amount
           a. Principal Balance of Notes and Equity Certificates
              (End of Prior Collection Period)                     $1,835,868,028
           b. Contract Pool Principal Balance (End of
                Collection Period)                                 $1,775,402,606
           c. Monthly Principal Amount                             $   60,465,422
        3. Gross Collections
           a. Scheduled Payments Received                          $   50,440,677
           b. Liquidation Proceeds Allocated to Owner Trust        $     -
           c. Required Payoff Amounts of Prepaid Contracts         $    9,403,062
           d. Required Payoff Amounts of Purchased Contracts       $     -
           e. Proceeds of Clean-up Call                            $     -
           f. Investment Earnings on Collection Account and Note
                Distribution Account                               $       42,614
           g. Total Gross Collections (sum of (a) through (f))     $   59,886,353
        4. Determination of Available Funds
           a. Total Pledged Revenues                               $   59,886,353
           b. Withdrawal from Cash Collateral Account              $     -
           c. Total Available Funds                                $   59,886,353

        5. Class A-3 Swap
           a. Payment Details
              1. Class A-3 Principal Amount                        $     -
              2. Class A-3 Assumed Fixed Rate                              6.8360%
              3. Class A-3 Assumed Fixed Rate Count (30/360)          0.083333333
              4. Class A-3 Interest Rate (Libor + .30%)                   5.59250%
              5. Class A-3 Interest Rate Day Count (Actual/360)       0.086111111

           b. Net Payment Calculation
              1. Class A-3 Assumed Fixed Payment to Swap Provider  $    3,869,581
              2. Class A-3 Interest Payment                        $    3,271,210
              3. Class A-3 Swap Payment From/(To) the Trust        $      598,372


 5. Application of Available Funds

------------------------------------------------------------------------------------------
                 Item                              Amount        Remaining Available Funds
------------------------------------------------------------------------------------------
         a.      Total Available Funds                           $      59,886,353
         b.      Servicing Fee                 $  1,529,890      $      58,356,463
         c.      Interest on Notes:
                 i) Class A-1 Notes            $  2,359,987      $      55,996,477
                 ii) Class A-2 Notes           $    965,361      $      55,031,116
                 iii) Class A-3 Net Swap       $    598,372      $      54,432,744
                 iv) Class A-3 Notes           $  3,271,210      $      51,161,535
                 v) Class A-4 Notes            $  1,905,830      $      49,255,705
                 vi) Class A-5 Notes           $    390,328      $      48,865,376
                 vii) Class B Notes            $    135,204      $      48,730,172
                 viii) Class C Notes           $    303,339      $      48,426,833
                 ix) Class D Notes             $    365,338      $      48,061,496
         d.      Principal of Notes
                 i) Class A-1 Notes            $ 46,499,497      $       1,561,999
                 ii) Class A-2 Notes           $      -          $       1,561,999
                 iii) Class A-3 Notes          $      -          $       1,561,999
                 iv) Class A-4 Notes           $      -          $       1,561,999
                 v) Class A-5 Notes            $  1,561,999      $              (0)
                 vi) Class B Notes             $      -          $              (0)
                 vii) Class C Notes            $      -          $              (0)
                 viii) Class D Notes           $      -          $              (0)
         e.      Deposit to Cash
                   Collateral Account          $      -          $              (0)
         f.      Amount to be applied in
                   accordance with CCA         $      -          $              (0)
         g.      Loan Agreement
                   Balance, if any, to Equity  $      -          $              (0)


III. Information Regarding the Cash Collateral Account

 1.  Balance Reconciliation

------------------------------------------------------------------------------------------
                                                                      September 20, 1999
                 Item                                                   Payment Date
------------------------------------------------------------------------------------------
         a.      Available Cash Collateral Amount (Beginning)               100,972,742
         b.      Deposits to Cash Collateral Account                             -
         c.      Withdrawals from Cash Collateral Account                        -
         d.      Releases of Cash Collateral Account Surplus
                  (Excess, if any of (a) plus (b) minus (c) over (f))            -
         e.      Available Cash Collateral Amount (End)
                  (Sum of (a) plus (b) minus (c) minus (d))                 100,972,742
         f.      Requisite Cash Collateral Amount                           100,972,742
         g.      Cash Collateral Account Shortfall
                  (Excess, if any, of (f) over (e))                              -
 2.   Calculation of Requisite Cash Collateral Amount
         a.      For any payment date on or prior to the
                  August 2000 Payment Date  to,
                  and including, the August 2000 Payment Date
                 1) Initial Cash Collateral Amount                          100,972,742
         b.      For any Payment Dates after the August 2000
                 Payment Date until
                   the Final Payment Date, the sum of
                 1) 6.60% of the Contract Pool Principal Balance
                 2) The Aggregate Principal Balance of the Notes
                  and the Equity Certificate Balance less the
                  Contract Pool Principal Balance
                 3) Total ((1) plus (2))
         c.      Floor equal to the lesser of
                  1) 1.25% of Cut-Off Date Contract Pool Principal
                  Balance ($22,948,350); and
                 2) the Aggregate Principal Balance of the Notes
                 and the Equity Certificate Balance
         d.      Requisite Cash Collateral Amount

 3.  Calculation of Cash Collateral Account Withdrawals
         a.      Interest Shortfalls                                              -
         b.      Principal Deficiency Amount                                      -
         c.      Principal Payable at Stated Maturity Date of
                 Class of Notes or Equity Certificates                            -
         d.      Total Cash Collateral Account Withdrawals                        -

IV.  Information Regarding Distributions on Securities

----------------------------------------------------------------------------------------------------------------
                 Distribution                        Class A-1       Class A-2       Class A-3       Class A-4
                    Amounts                            Notes            Notes         Notes          Notes
----------------------------------------------------------------------------------------------------------------
                 1. Interest Due                $    2,359,987       $ 965,361      $ 3,271,210     $ 1,905,830
                 2. Interest Paid               $    2,359,987       $ 965,361      $ 3,271,210     $ 1,905,830
                 3. Interest Shortfall
                 ((1) minus (2))                $        -           $    -         $    -          $    -
                 4. Principal Paid              $   46,499,497       $    -         $    -          $    -
                 5. Total Distribution Amount
                 ((2) plus (4))                 $   48,859,484       $  965,361     $ 3,271,210     $ 1,905,830


----------------------------------------------------------------------------------------------------------------------------
                 Distribution                       Class A-5        Class B          Class C        Class D
                   Amounts                            Notes           Notes             Notes         Notes         Totals
----------------------------------------------------------------------------------------------------------------------------
                 1. Interest Due                $      390,328      $  135,204      $   303,339     $   365,338  $ 9,696,596
                 2. Interest Paid               $      390,328      $  135,204      $   303,339     $   365,338  $ 9,696,596
                 3. Interest Shortfall
                 ((1) minus (2))                $         -         $    -          $      -        $    -       $    -
                 4. Principal Paid              $    1,561,999      $    -          $      -        $    -       $48,061,496
                 5. Total Distribution Amount
                 ((2) plus (4))                 $    1,952,327      $  135,204      $   303,339     $   365,338  $57,758,091





V.   Information Regarding Other Pool Characteristics

-------------------------------------------------------------------------------------------------------
                                                             As of End of               As of End of
                 Item                                         August-99                  July-99
                                                         Collection Period           Collection Period
-------------------------------------------------------------------------------------------------------
 1.      Original Contract Characteristics
         a.      Original Number of Contracts                   86,204                      N.A.
         b.      Cut-Off Date Contract Pool
                   Principal Balance                    $1,835,868,028                      N.A.
         c.      Original Weighted Average
                   Remaining Term                             47.00                         N.A.
         d.      Weighted Average
                   Original Term                              55.00                         N.A.
 2.      Current Contract Characteristics
         a.      Number of Contracts                         85,821                        86,204
         b.      Average Contract
                   Principal Balance                        $20,687                       $21,297
         c.      Weighted Average
                   Remaining Term                            46.1                           47.0


VI. Newcourt Equipment Trust Securities 1999-1 Prepayment Schedule


--------------------------------------------------------
         Payment Date                Since Issue
           Period                    CPR
--------------------------------------------------------
         0       August-99
         1       September-99        13.328%



VII.  Purchased, Liquidated and Paid Contracts

          A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

                   The undersigned, on behalf of AT&T Capital
                 Corporation, in its capacity as servicer (the
                   "Servicer") under the Pooling and Servicing
                   Agreement, dated as of August 1, 1999 (the
                   "Pooling and Servicing Agreement"), among
                  Newcourt Equipment Trust Securities 1999-1,
                Antigua Funding Corporation, The Chase Manhattan
                 Bank, as trustee under the Indenture, and AT&T
                Capital Corporation, in its individual capacity
                 and as Servicer, DO HEREBY CERTIFY that I am a
                    Responsible Officer of the Servicer and,
                  pursuant to Section 9.02 of the Pooling and
                    Servicing Agreement, I DO HEREBY FURTHER
                CERTIFY the following report with respect to the
                  Payment Date occurring on September 20, 1999

                This Certificate shall constitute the Servicer's
                 Certificate as required by Section 9.02 of the
                Pooling and Servicing Agreement with respect to
                the above Payment Date. Any term capitalized but
                   not defined herein shall have the meaning
                 ascribed thereto in the Pooling and Servicing
                                   Agreement.


                            AT&T Capital Corporation

                                 Michel Beland
                                 Michel Beland
                   Senior Vice President, Financial Reporting